Monteagle Select Value Fund

Summary Prospectus

December 30, 2022

Class I Shares: MVEIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MONTEAGLE FUNDS

FUND SUMMARY

Investment Objective

The investment objective of the Monteagle Select Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.20%
Operating Expenses[2]	0.70%
Total of All Other Expenses	0.90%
Acquired (Underlying) Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses [3]	1.40%

1)

Effective December 1, 2020, the Management Fee paid by the Fund to the Adviser was reduced to an annual rate of 0.50% of the Fund’s average daily net assets.

2)

Effective December 1, 2020, the Fund pays to the Adviser an Operating Services Fee at an annual rate of 0.70% of the Fund’s average daily net assets up to $25 million, 0.615% of such assets from $25 million up to $50 million, 0.475% of such assets from $50 million up to $100 million, 0.375% of such assets over $100 million.

3)

Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “value investing” style by investing, under normal circumstances, at least 80% of its assets in the common stock of domestic companies that the Fund’s Sub-adviser believes are underpriced relative to comparable securities determined by price/earnings ratios, cash flows or other measures. The Sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels. The Fund invests only in large capitalization companies included in the S&P 500® Index. The Fund seeks to maintain a minimum average weighted market capitalization of at least $5 billion.  Once investments are identified for purchase, the Subadvisor will screen these investments using the eVALUEator ® screening software to exclude from the Fund’s investments companies that produce, promote, advertise, sponsor, or offer services related to, abortion (or abortion products), pornography, human rights, gambling, and those entertainment companies that produce or support anti-family content in film, games, print, or television (“Excluded Securities”).

Principal Investment Risks

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Sub-adviser’s ability to identify profitable investment opportunities for the Fund.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

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Large Company Risk. The Fund invests in larger, more established companies, which may be unable to respond to new competitive challenges. Additionally, large companies may be unable to attain the high growth rates of successful, small companies, especially during extended periods of economic expansion.

Value Style Risk. The Fund invests in a style that emphasizes “value stocks”. The market may not agree with the determination that a stock is undervalued, and the stock’s price may not increase to what the Fund’s investment adviser or Sub-adviser believes is its full value. It may even decrease in value.

Strategy Risk. The Fund does not invest in Excluded Securities and may be riskier than other funds that invest in a broader array of securities and therefore the Fund may not achieve its desired results.

Market Turbulence Resulting from COVID-19.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted.  Liquidity for many instruments has been greatly reduced for periods of time.  Some interest rates are very low and in some cases yields are negative.  Some sectors of the economy and individual issuers have experienced particularly large losses.  These circumstances may continue for an extended period of time and may continue to affect adversely the value and/or liquidity of the Fund’s investments.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets.  These actions have resulted in significant expansion of public debt, including in the U.S.  The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time.  The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of the Fund’s assets, the Fund could be vulnerable to a very large redemption request from a significant shareholder who wants to redeem. Such redemption may increase the expense ratio of the Fund. The decision-making process may also be controlled by a limited number of shareholders which may be biased in favor of said small group.

Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program.

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Performance

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of the Fund for the past ten full calendar years for periods subsequent to the effective date of the Fund’s registration statement.

Calendar Year Returns as of December 31, 2021

The Fund’s Institutional Class Shares year-to-date total return through September 30, 2022, was -20.00%.

Best and Worst Quarter Returns

(for the last 10 years)

	Return	Quarter/Year
Highest Return	31.39%	June 30, 2021
Lowest Return	-41.09%	March 31, 2021

Average Annual Total Returns
For Period Ended December 31, 2021

The table below shows how the Fund’s average annual total returns compare to those of the S&P 500 Index®. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own the

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Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Monteagle Select Value Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	40.01%	11.80%	14.04%
Institutional Class Return After Taxes on Distributions	33.56%	7.36%	10.34%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	24.38%	7.48%	10.13%
S&P 500 Index®	28.71	18.45%	16.53%
(reflects no deduction for fees, expenses, or taxes)

Investment Adviser and Sub-Adviser

Park Place Capital Corporation d/b/a Park Place Capital is the Investment Adviser to the Fund. The Adviser has retained Parkway Advisors, LP as the Fund’s Sub-adviser to render advisory services and make daily investment decisions for the Fund. Parkway employs the portfolio managers of the Fund.  These portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers

●	Theron R. Holladay, CFA, Chief Executive Officer of the Sub-Adviser, has managed the Fund since 2004.

●	Chad B. Hoes, Chief Investment Officer of the Sub-Adviser, has managed the Fund since 2010.

Purchase and Sale of Fund Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (Monteagle Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147) or by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum investment for the Fund is $10,000 and there is no subsequent minimum investment. To open an Individual Retirement Account (IRA), contact the Transfer Agent at (888) 263-5593.

Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

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Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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